                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               ---------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

                                       FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                      (Exact Name of Registrant as specified in Charter)

     Kentucky                                    1-18832                                  61-1168311
 (State or other                              (Commission                               (IRS Employer
  jurisdiction of                              File Number)                              Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky                                                  42701
(Address of principal executive offices)                                               (Zip code)

Registrant's telephone number,
  including area code:  (270) 765-2131

                                                                    N/A
                                     (Former name or former address, if changed since last report.)

                                               INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, and 10, are not applicable and are omitted from this Report.

Item 9 and 12.  Regulation FD Disclosure

         FFKY's press release dated November 3, 2003, announcing its third quarter ended September 30, 2003, earnings is attached as
Exhibit 99 to this report.

                                    The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS            EXHIBIT

         99                Press Release dated November 3, 2003, announcing third quarter ended September 30, 2003 earnings.

                                                               SIGNATURE
         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIRST FEDERAL FINANCIAL CORPORATION
                                                     OF KENTUCKY

Date: November 5, 2003                                 By  /s/ B. Keith Johnson
                                          ------------------------------------
                                                        B. Keith Johnson
                                                        President and Chief Executive Officer

EHIBIT 99

         For Immediate Release - November 3, 2003
         Contact: B. Keith Johnson
                  President & CEO

                                            FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                                   ANNOUNCES THIRD QUARTER EARNINGS

ELIZABETHTOWN,  Kentucky  (November 3, 2003) - First Federal  Financial  Corporation of Kentucky (the "Company")  NASDAQ NMS: FFKY, the
parent bank holding  company of First Federal Savings Bank, (the "Bank"),  today announced  diluted  earnings per share of $.51 for the quarter  ended  September  30, 2003,  compared to $.53 for the quarter  ended  September  30,  2002.  For the  nine-month  period ended
September 30, diluted earnings per share increased 9% to $1.56 in 2003 from $1.43 in 2002.

Net interest income declined  $278,000 or 5% during the September 2003 quarter  compared to September 2002 due to a narrowing  interest margin.  During the September 2003 quarter,  the net interest  margin  declined to 3.64%.  The Bank's yield on interest  earning assets declined by 67 basis  points while the cost of funds  declined by 57 basis  points,  resulting  in a net  reduction to the net interest margin of 15 basis points.  The declining  yield on interest  earning  assets was the cumulative  result of the heavier  refinancing of residential  mortgage  loans.  During the 2003  three-month  and  nine-month  periods,  residential  mortgage  loans held in the Bank's portfolio  decreased  $17 million and $55 million  respectively,  as a majority of the new and  refinanced  residential  mortgage  loan originations were sold during 2003.

The Bank's new  strategy of focusing on  commercial  and  commercial  real estate  lending  resulted in a growth of $29 million and $48 million during the  three-month  and nine-month  2003 periods.  Commercial and commercial  real estate loans have grown to $213 million at September 30, 2003, representing a 39% annualized growth rate for the nine-month period.

The substitution of residential mortgage loans for commercial and commercial real estate loans has  resulted in a  declining  yield on the Bank's loan  portfolio.  However,  one of the  underlying  benefits of this  strategy is to substantially reduce the Bank's interest rate risk in the event of a rising rate environment.

During the 2003 September quarter,  the Bank's provision for loan losses was $438,000.  For the 2002 September  quarter,  the provision was $726,000 due to changes in loan classifications.

                                                                 MORE

News Release
First Federal Financial Corporation of Kentucky
November 3, 2003
Page Two

During the quarter  ended  September  30,  2003,  non-interest  income  improved to  $1,974,000,  a $442,000 or 29%  increase  from the comparable  2002  quarter.  Fueling  the  growth was a $248,000  increase  in the gains on sales of  residential  mortgage  loans.  The remaining  increase  was a  $194,000  growth in fees and  service  charges  resulting  from a higher  volume of retail  and  commercial transactions.

Total  non-interest  expense rose to $4,405,000 during the September 2003 quarter,  a $796,000 or 22% increase from the comparable 2002 quarter.  The  largest  contributing  factor was an  increase  of $369,000  in  employee  compensation  and  benefits.  During the 2003 nine-month  period,  ten new retail  positions  have been filled in  preparation  of the  upcoming  expansion  into  Jefferson  County,
Kentucky,  coupled with an expanded  facility in Hardin County,  Kentucky.  Additional  increases to staff have taken place during 2003 to continue the transformation to a stronger retail sales culture and to provide expanded banking products and services.

Commenting on the quarter's  results,  B. Keith Johnson,  President and Chief Executive Officer said, "The rapid decrease in the Bank's residential  mortgage portfolio has resulted in a declining net interest margin and a negative impact on earnings.  However,  the shift in the Bank's loan portfolio  should yield positive  long-term  earnings  results.  Until the federal discount rate begins to rise, the banking industry will continue to face pressures on margins."

First Federal  Financial  Corporation  of Kentucky is the parent bank holding  company of First Federal  Savings Bank of  Elizabethtown which was chartered in 1923.  Today, the Bank serves Central Kentucky through its 13 full-service banking centers.

In this  release,  and from time to time in its public  disclosures,  First Federal makes  forward-looking  statements  relating to its financial  condition,  results  of  operations,  plans,  objectives,  future  performance  and  business.  Words  such  as  "believes,"
"anticipates,"  "expects," "intends," "plans," "targeted," "strategy," and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

                                                                 MORE

News Release
First Federal Financial Corporation of Kentucky
November 3, 2003
Page Three

Forward-looking  statements  involve risks and uncertainties that may cause actual results to differ materially from those indicated by the forward-looking  statements.  In its annual and quarterly reports filed with the Securities and Exchange Commission,  First Federal identifies  important factors that could cause the Company's results to differ materially from those contained in such  forward-looking statements.  Please refer to the discussion of those factors in First Federal's filed reports.

First Federal's stock is traded on the Nasdaq National Market under the symbol "FFKY."  Market makers for the stock are:

            J.J.B. Hilliard, W.L. Lyons Company, Inc.                  Keefe, Bruyette & Woods, Inc.

            Stifel Nicholas & Company                                  Goldman, Sachs & Company

            First Tennessee Securities                                 Knight Securities, LP

            Trident Securities                                         Spear, Leeds & Kellogg

            Sandler O'Neill                                            Howe Barnes Investments, Inc.

                                                     MORE

                             CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except net income per share)
(Unaudited)

                                                                   Three Months Ended        Nine Months Ended
                                                                      September 30,             September 30,
                                                                 2003         2002          2003          2002
---------------------------------------------------------------------------------------------------------------
Interest Income                                                  $9,745     $10,865        $29,841     $32,432
Interest Expense                                                  3,988       4,830         12,458      14,722
---------------------------------------------------------------------------------------------------------------
     Net Interest Income                                          5,757       6,035         17,383      17,710
Provision for Loan Losses                                          (438)       (726)        (1,187)     (1,569)
---------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan Losses          5,319       5,309         16,196      16,141
---------------------------------------------------------------------------------------------------------------
Customer Service Fees on Deposit Accounts                         1,142       1,041          3,275       2,896
Gain on Sale of Mortgage Loans                                      473         225          1,311         522
Brokerage and Insurance Commissions                                  81         128            278         405
Other Income                                                        278         138            710         465
---------------------------------------------------------------------------------------------------------------
     Total Non-interest Income                                    1,974       1,532          5,574       4,288
---------------------------------------------------------------------------------------------------------------
Employee Compensation and Benefits                               (2,347)     (1,978)        (7,016)     (5,776)
Office Occupancy Expense and Equipment                             (396)       (357)        (1,144)     (1,099)
Marketing and Advertising                                          (150)       (143)          (448)       (494)
Outside Services and Data Processing                               (458)       (371)        (1,389)     (1,164)
Bank Franchise Tax                                                 (141)       (129)          (423)       (388)
Goodwill Amortization                                                 0           0              0        (416)
Other Expense                                                      (913)       (631)        (2,363)     (2,273)
---------------------------------------------------------------------------------------------------------------
      Total Non-interest Expense                                 (4,405)     (3,609)       (12,783)    (11,610)
---------------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                        2,888       3,232          8,987       8,819
Income Taxes                                                       (967)     (1,078)        (2,994)     (2,938)
---------------------------------------------------------------------------------------------------------------
     Net Income                                                  $1,921      $2,154         $5,993      $5,881
===============================================================================================================
     (1) Earnings Per Share:
             Basic                                                $0.52       $0.53          $1.58       $1.44
             Diluted                                              $0.51       $0.53          $1.56       $1.43
---------------------------------------------------------------------------------------------------------------
     (1) Weighted average shares outstanding                  3,710,078   4,048,893      3,799,259   4,095,419
---------------------------------------------------------------------------------------------------------------

                            CONDENSED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per share data)
(Unaudited at September 30, 2003)
------------------------------------------------------------------------------------
                                                          September 30,  December 31,
                                                                2003         2002
------------------------------------------------------------------------------------
Assets:
     Cash and Cash Equivalents                                  $77,771     $91,776
     Investment Securities                                       25,083      18,575
     Loans Held for Sale                                          2,054       3,676
     Loans Receivable, net                                      528,166     524,859
     Other Assets                                                37,684      31,570
------------------------------------------------------------------------------------
          Total Assets                                         $670,758    $670,456
====================================================================================
Liabilities and Stockholders' Equity:
     Deposits                                                  $525,845    $521,121
     Federal Home Loan Bank Advances                             77,643      77,683
     Trust Preferred Securities                                   9,736       9,728
     Other Liabilities                                            2,446       2,277
     Stockholders' Equity                                        55,088      59,647
------------------------------------------------------------------------------------
          Total Liabilities and Stockholders' Equity           $670,758    $670,456
====================================================================================
          (1) Book Value Per Share                               $14.80      $14.88
------------------------------------------------------------------------------------

(1)  Reflects the impact of the 10% stock dividend paid on May 14, 2003.

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